UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 16, 2003
(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

               The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit

99.1	News Release dated July 16, 2003

Item 9. Item 12 Information.

     On July 16, 2003, BancWest Corporation (the “Company”) issued a financial information release for the quarter and year-to-date ended June 30, 2003. The financial information release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. BancWest is providing this information in accordance with Item 12 of Form 8-K pursuant to SEC Release 33-8176.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 16, 2003

BANCWEST CORPORATION (Registrant)

By:	/s/ DOUGLAS C. GRIGSBY Douglas C. Grigsby Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	News Release dated July 16, 2003 with respect to the Company’s second quarter and year-to-date earnings